UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2009

PLANTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12696 (Commission File No.)	77-0207692 (I.R.S. Employer Identification Number)

345 Encinal Street, Santa Cruz, California  95060

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 426-5858

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision ( see  General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 13, 2009, the Board of Directors approved various amendments to the bylaws of Plantronics, Inc. (the “Company”) and adopted amended and restated the bylaws incorporating such amendments (the “Amended Bylaws”). The amendments to the bylaws were primarily undertaken to update the bylaws to reflect changes in the General Corporation Law of the State of Delaware (the “GCL”), as interpreted by Delaware courts, and to reflect developing corporate practices.  The following is a brief summary of the amendments to the bylaws. This summary does not purport to be complete as to all of the changes or, with respect to any given change, as to all aspects of such change. This summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, which is filed as Exhibit 3(ii) to this Current Report on Form 8-K. In addition, the Board of Directors approved a restatement of the Company’s Articles of Incorporation. No material amendments were made to the Articles of Incorporation.
  Article 2, Section 1 has been amended to provide that the Board of Directors shall designate the time and place of the annual meeting and may hold a meeting by remote communication as authorized by Section 211(a)(2) of the GCL.
  Article 2, Section 2 has been amended to provide that the Board of Directors may hold a special meeting by remote communication as authorized by Section 211(a)(2) of the GCL.
  Article 2, Section 4 has been amended to provide that the notice of stockholder meetings shall include the means of remote communication, if any.
  Article 2, Section 5 has been amended to provide that the stockholders list may be provided on a reasonably accessible electronic network.
  Article 2, Section 8 has been amended to provide that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the meeting.
  Article 2, Section 12 has been amended to reflect that stockholders may bring business before the annual meeting by timely complying with the advance notice procedures. The notice procedures require that a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. In the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting then, for notice by the stockholder to be timely, it must be so received by the secretary of the Company not later than the 10th day following the day on which “Public Announcement” of the date of such meeting is first made by the Company. “Public Announcement” shall mean disclosure in a press release or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). To be in proper written form, a stockholder’s notice must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address of the stockholder proposing such business and of any Stockholder Associated Person (as defined in the Amended Bylaws), (3) the class and number of shares of the Company that are held by the stockholder or any Stockholder Associated Person, (4) whether any hedging or other transaction has been entered into the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Company, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6).  In addition, to be in proper written form, a stockholder’s notice to the secretary must be supplemented not later than ten days following the record date to disclose the information contained in clauses (3) and (4) above as of the record date.
  Article 2, Section 13 has been amended to provide for the proper form of nominations to the Board of Directors by the stockholders of the Company. To be in proper written form, such stockholder’s notice must set forth: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation of the nominee, (C) the class and number of shares of the Company that are held by the nominee, (D) whether any transactions or any other agreement the effect of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the nominee, (E) a description of all arrangements between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, (F) a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law with respect to the Company and its stockholders, and (G) any other information relating to the nominee that would be required to be disclosed if proxies were being solicited for the election of the nominee as a director, pursuant to Regulation 14A under the 1934 Act; and as to such stockholder giving notice with the information required in the “Nominee Solicitation Statement” (as described in the Amended Bylaws). At the request of the Board of Directors, any person nominated by a stockholder for election as a director must furnish to the secretary of the Company such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as an independent director of the Company.
  Article 2, Section 14 has been amended to provide for the appointment and duties of inspectors of election.
  Article 3, Section 2 has been amended to provide that the authorized number of directors constituting the Board of Directors shall be from five (5) to nine (9).

  Article 3, Section 4 has been amended to provide if a vacancy on the Board of Directors has resulted from the death, resignation or removal of a director, such vacancy shall be filled only by a majority of those remaining directors then in office, even though such directors may constitute less than a quorum.

  Article 3, Section 7 has been amended to provide that the vote of a majority of the Board of Directors shall be an act of the Board. Provisions requiring a 66 2/3% vote for various actions were deleted.

  Article 4, Section 1 has been amended to provide that the officers of the Company shall be appointed by the Board of Directors and shall consist of a president and a secretary.  The Company may also have, at the discretion of the Board of Directors, such other officers as may be appointed in accordance with the Amended Bylaws.

  Article 5, Sections 1, 2 and 7 were amended to clarify the indemnity procedure for officers, directors and others.

  Article 6, Sections 1 and 2 were amended to provide for uncertificated shares and to clarify procedures for lost certificates.

  Article 8 was amended to provided that the Amended Bylaws may be amended, altered, or repealed and new bylaws adopted at any meeting of the board of directors or by the stockholders at a meeting by the vote of a majority of the voting power of all shares entitled to vote thereon. The original bylaws provided that certain provisions could be amended, altered or repealed by the vote of 66 2/3% of the directors.
Item 9.01       Financial Statements and Exhibits

  (d) Exhibits

Number   Description of Document

3(i)           Plantronics, Inc. 2009 Restated Articles of Incorporation
3(ii)                 Amended and Restated Bylaws of Plantronics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2009
PLANTRONICS, INC.

	By:	/s/
	Name:	Barbara Scherer
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Number           Description of Document

3(i)	Plantronics, Inc. 2009 Restated Articles of Incorporation
3(ii)	Amended and Restated Bylaws of Plantronics, Inc.